Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Federated GNMA Trust

We have audited the
 accompanying statement
 of assets and liabilities
 of Federated GNMA Trust
the Fund including the
portfolio of investments
 as of January 31 2008
 and the related
statements of
operations for the year
 then ended and the
statement of changes
 in net assets and
financial
highlights for each
of the three years
in the period then
ended  These financial
 statements and
financial highlights
are the responsibility
of the Funds managemen
t Our responsibility
 is to express
an opinion on these
financial statements
and financial
 highlights based on
our audits   The
financial
highlights for each
of the two years in
the period ended
January 31 2005 were
 audited by another
independent registered
 public accounting
firm whose report
dated March 21 2005
 expressed an
unqualified opinion
 on those financial
 highlights

We conducted our
audits in accordance
 with the standards
 of the Public Company
 Accounting
Oversight Board United
 States Those standards
 require that we plan
and perform the audit
to
obtain reasonable
assurance about
 whether the financial
 statements and
financial highlights
 are free
of material misstatement
 We were not engaged
to perform an audit of
 the Funds internal
control
over financial reporting
  Our audits included
consideration of internal
 control over financial
reporting as a basis for
 designing audit procedures
 that are appropriate
in the circumstances but
 not
for the purpose of
expressing an opinion
on the effectiveness
of the Funds internal
 control over
financial reporting
 Accordingly we express
 no such opinion
An audit also includes
examining on
a test basis evidence
supporting the amounts
 and disclosures in
the financial statements
 and
financial highlights
assessing the
accounting principles
 used and significant
 estimates made by
management and
evaluating the overall
financial statement
presentation Our
procedures included
confirmation of
securities owned as
 of January 31 2008
 by correspondence
with the custodian
and
brokers or by other
appropriate auditing
 procedures where
replies from brokers
 were not received
We believe that our
audits provide a
reasonable basis for
 our opinion

In our opinion the
 financial statements
 and financial highlights
referred to above
present fairly in
all material respects
 the financial position
of Federated GNMA Trust
 at January 31 2008 the
results of its operations
for the year then ended
 and the changes in its
 net assets and financial
highlights for each of
 the three years in
the period then ended
in conformity with US
 generally
accepted accounting
 principles



Boston Massachusetts
March 21 2008